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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXELY ACT OF 2002

                                                                    EXHIBIT 12.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of The Wharf (Holdings) Limited (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the year ended December 31, 2002 of the Company (the "Form 20-F") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2003                           /s/    Gonzaga W. J. Li
                                               ---------------------------------
                                               Name:  Gonzaga W. J. Li
                                               Title: Senior Deputy Chairman

Dated: June 30, 2003                           /s/    Kevin C. Y. Hui
                                               ---------------------------------
                                               Name:  Kevin C. Y. Hui
                                               Title: Group Chief Accountant

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.